[pioneer logo]


Pioneer
Limited Maturity
Bond Fund

SEMIANNUAL REPORT 5/31/00

 Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                      1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                       9
Financial Statements                         15
Notes to Financial Statements                22
Trustees, Officers and Service Providers     26
The Pioneer Family of Mutual Funds           27
Retirement Plans from Pioneer                28

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 5/31/00
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

As you may know, on May 15, 2000, The Pioneer Group, Inc. and UniCredito Italiano S.p.A. announced an agreement under which UniCredito is expected to purchase all of the outstanding stock of Pioneer Group. UniCredito is Italy's largest banking group based on market capitalization. We are pleased to be joining with UniCredito not only because of its reputation and breadth, but also because of the similar business strategies shared by the two companies. UniCredito employs many of the same investment philosophies that Pioneer has believed in for over 70 years. In the meantime, your mutual fund will be managed by the same portfolio management team, which is overseen by a Board of Trustees. In addition, the union with UniCredito will give Pioneer Investment Management, your fund's investment adviser, access to greater resources, enabling us to strengthen and support our money management efforts for all Pioneer shareowners.

We expect that the transition resulting from the acquisition will not have a direct impact on fund shareowners. At Pioneer we always strive to provide our shareowners with exemplary customer service and a diverse product line. Going forward, we will continue to work as hard as we can to ensure that our investors' needs are met and that you are satisfied in any dealings you have with Pioneer.

Soon you will receive a letter and a proxy statement that will contain more information about the transaction along with information about a special shareholder meeting. We are excited about the acquisition (which is subject to regulatory approval) and hope you are as well. I feel confident about prospects for the days ahead and I truly believe that Pioneer Group has entered into a relationship that will be beneficial to you.

Please read this report closely, particularly the Portfolio Management Discussion with Richard Schlanger. The Q&A in this section gives you the opportunity to read about your Fund and its performance over the period covered in the report. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com for more information.

Respectfully,

/s/ John F. Cogan, Jr.


John F. Cogan, Jr.
Chairman and President

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 5/31/00
--------------------------------------------------------------------------------

 Portfolio Diversification
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[begin pie chart plot points]

Corporate Bonds                      56%
U.S. Government Agency Obligations   40%
U.S. Government Obligations           2%
Short-Term Cash Equivalents           2%

[end plot points]


 Portfolio Quality
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)

[begin pie chart plot points]

Treasury/Agency   43%
AAA               12%
AA                 6%
A                 11%
BBB               19%
Below BBB          8%
Commercial Paper   1%

[end plot points]


 10 Largest Holdings
--------------------------------------------------------------------------------
 (As a percentage of debt holdings)

  1. Government National Mortgage Association II, 7.5%, 8/20/27        3.64%
  2. U.S. Treasury Notes, 6.375%, 9/30/01                              2.53
  3. KN Energy Inc., 6.45%, 11/30/01                                   2.49
  4. Government National Mortgage Association, 7.0%, 4/15/29           2.41
  5. Shopko Stores, 6.5%, 8/15/03                                      2.40
  6. Government National Mortgage Association II, 6.5%, 3/20/29        2.24
  7. Government National Mortgage Association II, 7.0%, 1/20/29        2.21
  8. Spieker Properties L.P., 6.8%, 12/15/01                           1.98
  9. Government National Mortgage Association II, 7.5%, 8/20/28        1.80
 10. Echostar DBS Corp., 9.25%, 2/1/06                                 1.67

Fund holdings will vary for other periods.

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/00                             CLASS A SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  5/31/00         11/30/99
                            $ 3.53          $ 3.62

                            Income          Short-Term          Long-Term
 Distributions per Share    Dividends       Capital Gains       Capital Gains
 (11/30/99-5/31/00)         $ 0.110              -                    -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund at public offering price, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/Corporate Bond Index-Intermediate.


[mountain chart plot points]


                                                         Lehman Brothers
                                                           Government/
                Pioneer Limited     Merrill Lynch           Corporate
                   Maturity           1-3 Year             Bond Index-
                  Bond Fund*        Treasury Index        Intermediate
8/92                10000               10000                  9750
                     9969               10018                  9809
5/93                10561               10372                 10204
                    10937               10623                 10425
5/94                10698               10586                 10466
                    10737               10697                 10457
5/95                11731               11375                 11122
                    12298               11810                 11466
5/96                12271               11975                 11606
                    13013               12494                 12062
5/97                13176               12766                 12332
                    13837               13235                 12743
5/98                14340               13657                 13094
                    15064               14207                 13543
5/99                15026               14380                 13633
                    15232               14674                 13743
5/00                15340               14978                 13820

[end plot points]

----------------------------------------
Average Annual Total Returns
(As of May 31, 2000)

              Net Asset  Public Offering
Period          Value        Price*
Life-of-Fund    4.59%        4.26%
(8/10/92)
5 Years         4.44         3.91
1 Year          1.37        -1.04
----------------------------------------

* Reflects deduction of the maximum
  2.5% sales charge at the beginning
  of the period and assumes reinvestment
  of distributions at net asset value.


+ Index comparison begins 8/31/92. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/00                            CLASS B SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  5/31/00         11/30/99
                            $ 3.53          $ 3.62

                            Income          Short-Term          Long-Term
 Distributions per Share    Dividends       Capital Gains       Capital Gains
 (11/30/99 -5/31/00)        $ 0.097              -                    -


 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/
Corporate Bond Index-Intermediate.

[begin chart plot points]

                                        Lehman Brothers
                                          Government/
        Pioneer Limited   Merrill Lynch    Corporate
            Maturity        1-3 Year       Bond Index-
           Bond Fund*     Treasury Index  Intermediate
4/94          10000           10000          10000
               9987           10014          10007
               9961           10119          10043
5/95          10539           10761          10973
              10850           11172          11504
5/96          10910           11328          11478
              11325           11819          12172
5/97          11521           12077          12324
              11845           12520          12943
5/98          12107           12919          13413
              12496           13440          14090
5/99          12521           13603          14054
              12576           13881          14248
5/00          12603           14169          14405


[end plot points]

----------------------------------------
Average Annual Total Returns
(As of May 31, 2000)

              Net Asset  Public Offering
Period          Value        Price*
Life-of-Fund    3.85%        3.85%
(4/4//94)
5 Years         3.64         3.64
1 Year          0.65        -1.26
----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 2% declines over three years.


+ Index comparison begins 4/30/94. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/00                             CLASS Y SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  5/31/00         11/30/99
                            $ 3.53          $ 3.62

 Distributions per Share    Income          Short-Term          Long-Term
 (11/30/99 -5/31/00)        Dividends       Capital Gains       Capital Gains
                            $ 0.115              -                    -


 Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Limited Maturity Bond Fund, compared to the growth of the Merrill Lynch 1-3 Year Treasury Index and the Lehman Brothers Government/
Corporate Bond Index-Intermediate.


[Begin chart plot points]

                                        Lehman Brothers
                                          Government/
        Pioneer Limited   Merrill Lynch    Corporate
            Maturity        1-3 Year       Bond Index-
           Bond Fund*     Treasury Index  Intermediate


4/98          10000           10000         10000
5/98          10050           10053         10073
              10255           10281         10333
11/98         10432           10458         10582
              10444           10485         10525
5/99          10518           10585         10555
              10488           10682         10561
11/99         10602           10801         10700
              10631           10885         10714
5/00          10678           11026         10818

[end plot points]


----------------------------------------
Average Annual Total Returns
(As of May 31, 2000)

                 If           If
Period          Held       Redeemed
Life-of-Fund
(4/9/98)        3.12%        3.12%
1 Year          0.52         1.52
----------------------------------------

* Assumes reinvestments of distributions.


+ Index comparison begins 4/30/98. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged, composite index of debt obligations of the U.S. Treasury and U.S. government agencies (excluding mortgage-backed securities). All issues have a maturity of at least one year and no more than three years. The Lehman Brothers Government/Corporate Bond Index-Intermediate is an unmanaged, composite index of the U.S. bond market and represents only securities with one to ten years to maturity. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/00
--------------------------------------------------------------------------------

In the following discussion, Richard Schlanger details the investment environment and strategies that affected your Fund's performance over the past six months. Rich has been a key member of the team responsible for the day-to-day management of Pioneer Limited Maturity Bond Fund for seven years.

Q: Over the past six months, what was the economic environment like for bond investors?

A: Strong economic data over the past six months contributed to the Federal
   Reserve's decision to implement a series of short-term interest rate increases. The Federal Reserve started gradually increasing short-term rates in the third quarter of 1999; over the past six months rate increases totaled 100 basis points, or 1%. As of this time, these interest rate hikes appear to be contributing to a slowdown in the U.S. economy, as suggested by an overall decrease in retail and auto sales as well as in the purchases of new homes. As is typically the case in an environment of rising rates, bond prices declined while yields increased.

Q: How did Pioneer Limited Maturity Bond Fund perform over the past six months?

A: Although the Fund's net asset value decreased somewhat over the six months, it turned in positive total returns. In addition, as is usually the case in a high interest rate environment, the Fund provided shareowners with an attractive level of income. On May 31, the Fund's 30-day SEC yield stood at 6.83%, an increase compared to the 6.31% it was six months ago. As we anticipate future rate increases, this Fund should be an attractive investment option for investors with short- to intermediate-term goals. When and if rates rise, the Fund's shareowners have the potential to receive higher dividends.

   For the six months ended May 31, Class A shares and Class B shares returned 0.56% and 0.21%, respectively, both at net asset value. In comparison, the average fund in Lipper, Inc.'s short-

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


   intermediate investment-grade debt funds category returned 1.18%. (Lipper is an independent firm that tracks mutual fund performance.)


Q: How does the fixed-income team manage the Fund?

A: The fixed-income team meets on at least a weekly basis. At that time, we evaluate the markets, examine our commitments to sectors and specific securities and decide where there are buying and selling opportunities. We carefully examine the balance sheets and earnings forecasts of companies whose bonds we are considering buying to ensure that they will be able to repay their debt. In addition, in keeping with Pioneer's value tradition, we search for bonds whose prices are below what we believe they are truly worth.

Q: Please describe how the Fund's portfolio is structured and discuss the types of bonds that contributed to the Fund's performance.

A: Pioneer Limited Maturity Bond Fund invests at least 90% of its assets in investment-grade instruments. The average credit quality of issues in the portfolio is AA. The Fund is allowed to invest in securities with a wide range of maturities, the maximum being securities with 10 years to maturity. The portfolio's duration, which is a measure of risk, is altered as we monitor market conditions. As the Fed was raising rates, we shortened our duration somewhat moving from 3.37 years on November 30, 1999 to 2.97 years on May 31, 2000.

   The Fund's portfolio is composed of U.S. government issues, investment-grade corporate bonds and a small high-yield component. (Investing in below investment-grade bonds may be more volatile and less liquid than more highly rated bonds.) The Fund can invest up to 10% of its assets in high-yield bonds, but on May 31, 2000, these bonds comprised only 7.8% of the portfolio. Over the six months, the Fund benefited from its holdings in shorter-term Treasuries and agency securities. The extreme volatility experienced by equity investors over the past few months caused many of them to look for a "safe haven" in which to invest their money, and a number of them chose short-term Treasuries and agency securities. Both of these types of securities performed well and contributed to your Fund's performance.

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/00
--------------------------------------------------------------------------------

   In addition, the Fund's exposure to Ginnie Mae's (Government National Mortgage Association) proved beneficial. With discussions circulating that some agency-backed issues, namely Fannie Maes (Federal National Mortgage Association) and Freddie Macs (Federal Home Loan Mortgage Corporation), may lose their government backing, many institutions sold these securities in favor of GNMAs, which are backed by the full faith and credit of the U.S. government. As a result, this sector outperformed the other two sectors.


Q: What is your outlook going forward?

A: We believe that the Federal Reserve will continue to raise rates until growth slows to a level that is more manageable. However, we do believe that the end of the tightening cycle is in sight, and bonds tend to rally when a rising rate environment comes to a close. The results are higher prices and lower yields. This Fund has a history of producing a positive total return even in an environment that is challenging for bonds. Although past performance is not indicative of future results, with short and intermediate rates higher than long-term interest rates, we believe this Fund has the potential to provide investors who have short- to intermediate-term time horizons with relative price stability and a steady income stream.

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)
--------------------------------------------------------------------------------


Principal      S&P/Moody's
Amount         Ratings                                                           Value
                               INVESTMENTS IN SECURITIES - 98.5%
                               CORPORATE BONDS - 56.3%
                               Asset-Backed - 12.9%
 $ 216,982     AAA/Aaa         Advanta Mortgage Loan Trust, Series
                               93-4A, 5.55%, 3/25/10                          $  207,091
   400,000     AAA/Aaa         Americredit Automobile Receivables Trust,
                               Series 1999-B A4, 5.96%, 3/5/06                   386,840
   522,407     AAA/Aaa         Bay View Auto Trust, Series 1997-RA1,
                               6.59%, 12/15/04                                   515,376
   250,000     AAA/Aaa         Boston Edison Company, 1999-1 A4,
                               6.91%, 9/15/09                                    237,340
   500,000     AAA/Aaa         California Infrastructure SCE-1, Series
                               1997-1, 6.28%, 9/25/05                            484,885
   316,912     AAA/Aaa         Carco Auto Loan Master Trust, Series
                               1997-1A, 6.689%, 8/15/04                          317,400
   350,000     AAA/Aaa         Citibank Credit Card Master Trust I, Series
                               1999-5A, 6.1%, 5/15/08                            325,451
   250,000     AAA/Aaa         Comed Transitional Funding Trust, Series
                               1997-RA1, 5.34%, 3/25/04                          242,555
   444,254     A-/Baa1         Continental Airlines, Series 1998-3 Pass
                               Through Trust C-1, 7.08%, 11/1/04                 429,114
   331,180     AAA/Aaa         CoreStates Home Equity Trust, Series
                               1994-1, 6.65%, 5/15/09                            317,131
   500,000     AAA/Aaa         Discover Card Master Trust, Series
                               1998-7A, 5.6%, 5/15/06                            472,505
   476,219     AAA/Aaa         Discover Card Master Trust, Series
                               1997-2, 6.792%, 4/16/10                           464,113
   500,000     AAA/Aaa         Greenpoint Manufactured Housing, Series
                               1999-1A2, 6.01%, 8/15/15                          484,410
   196,206     AAA/Aaa         Premier Auto Trust, Series 1997-1A4,
                               6.35%, 4/6/02                                     194,946
    62,500     AAA/Aaa         Sears Credit Account Master Trust, Series
                               1994-1A, 7.0%, 1/15/04                             62,559
                                                                              ----------
                                                                              $5,141,716
                                                                              ----------

The accompanying notes are an integral part of these financial statements.    9

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)                      (continued)
--------------------------------------------------------------------------------


Principal      S&P/Moody's
Amount         Ratings                                                         Value
                               Collateralized Mortgage Obligations - 1.2%
$  61,136      AAA/Aaa         Mortgage Capital Funding Inc., 1995-MCI
                               Class A1B, 7.6%, 5/25/27                      $   60,200
  426,332      AAA/Aaa         National Realty Finance, 1999-A2,
                               6.074%, 1/15/08                                  399,086
                                                                             ----------
                                                                             $  459,286
                                                                             ----------
                               Basic Materials - 1.2%
  500,000      BBB-/Baa1       USX Corp., 7.2%, 2/15/04                      $  483,855
                                                                             ----------
                               Capital Goods - 0.8%
  325,000      BBB/Ba1         USA Waste Services, 6.5%, 12/15/02            $  300,869
                                                                             ----------
                               Communication Services - 1.1%
  350,000      B+/B2           Charter Communications Holdings LLC,
                               8.25%, 4/1/07                                 $  295,750
  150,000      B/B2            Nextlink Communications Inc., 10.75%,
                               6/1/09                                           144,000
                                                                             ----------
                                                                             $  439,750
                                                                             ----------
                               Consumer Cyclicals - 7.5%
  500,000      BBB-/Baa3       A.H. Belo Corp., 6.875%, 6/1/02               $  485,365
  500,000      BBB/Baa2        Delphi Auto Systems, 6.125%, 5/1/04              464,680
  350,000      A/A2            General Motors Acceptance Corp.,
                               6.375%, 12/1/01                                  344,844
  200,000      CC/Caa2         Laidlaw Inc., 7.65%, 5/15/06*                     47,000
  200,000      BBB+/Baa2       Penny (J.C.) & Co., Inc., 6.5%, 6/15/02          187,066
1,000,000      BBB-/Baa3       Shopko Stores, 6.5%, 8/15/03                     945,990
  550,000      A+/Aa3          Sony Corp., 6.125%, 3/4/03                       532,147
                                                                             ----------
                                                                             $3,007,092
                               Consumer Staples - 3.8%
  700,000      B/B2            Echostar DBS Corp., 9.25%, 2/1/06             $  658,000
  500,000      B-/B3           Premier Parks, Inc., 9.75%, 6/15/07              478,750
  350,000      BBB+/Baa2       SUPERVALU Inc., 9.75%, 6/15/04                   370,608
                                                                             ----------
                                                                             $1,507,358
                                                                             ----------
                               Energy - 4.4%
  500,000      A-/A3           Conoco Inc., 5.9%, 4/15/04                    $  469,070
  500,000      BB/Ba2          Gulf Canada Resources Ltd., 9.625%,
                               7/1/05                                           509,750
  500,000      A-/A3           Nabors Industries, 6.8%, 4/15/04                 477,445

10   The accompanying notes are an integral part of these financial statements.

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Principal      S&P/Moody's
Amount         Ratings                                                         Value
                               Energy - (continued)
$ 300,000      BBB-/Ba1        Santa Fe Snyder Corp., 8.05%, 6/15/04        $   294,453
                                                                            -----------
                                                                            $ 1,750,718
                               Financial - 16.3%
  500,000      BB-/B1          Advanta Corp., 7.0%, 5/1/01                  $   484,640
  528,000      A+/Aa3          Associates Corp., 6.5%, 7/15/02                  516,711
  600,000      A-/A1           Bank One Corp., 7.25%, 8/1/02                    591,564
  500,000      BB+/Baa3        Capital One Financial Corp., 7.125%,
                               8/1/08                                           442,300
  500,000      A+/A1           Citicorp, 7.125%, 6/1/03                         491,400
  500,000      A/A2            Ford Motor Credit Co., 6.55%, 9/10/02            488,845
  500,000      A/A2            General Motors Acceptance Corp., 7.05%,
                               4/23/02                                          495,045
  200,000      A+/A1           Goldman Sachs Group, 7.35%, 10/1/09              186,678
  470,000      BBB-/Ba2        Imperial Bank, 8.5%, 4/1/09                      425,087
  500,000      A/Aa3           NationsBank Corp., 6.5%, 8/15/03                 481,465
  400,000      A+/Aa2          Norwest Corp., 6.8%, 5/15/02                     393,412
  500,000      BBB-/Baa2       The Rouse Co., 8.05%, 3/23/01                    495,710
  250,000      BBB/Baa2        Spieker Properties L.P., 6.65%, 12/15/00         247,652
  800,000      BBB/Baa2        Spieker Properties L.P., 6.8%, 12/15/01          779,016
                                                                            -----------
                                                                            $ 6,519,525
                                                                            -----------
                               Healthcare - 1.1%
  500,000      A-/Baa1         Guidant Corp., 6.15%, 2/15/06                $   456,470
                                                                            -----------
                               Technology - 0.6%
  250,000      BBB+/Baa1       Sun Microsystems Inc., 7.35%, 8/15/04        $   244,243
                                                                            -----------
                               Transportation - 1.1%
  500,000      BB/Ba2          Northwest Airlines Corp., 8.52%, 4/7/04      $   451,560
                                                                            -----------
                               Utilities - 4.3%
  250,000      BBB-/Baa3       Great Lakes Power Inc., 8.3%, 3/1/05         $   243,620
1,000,000      BBB-/Baa2       KN Energy Inc., 6.45%, 11/30/01                  978,610
  500,000      AA/Aa1          Northern Illinois Gas Co., 6.75%, 6/1/02         494,370
                                                                            -----------
                                                                            $ 1,716,600
                                                                            -----------
                               Total Corporate Bonds
                               (Cost $23,679,028)                           $22,479,042
                                                                            -----------

The accompanying notes are an integral part of these financial statements.   11

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)                      (continued)
--------------------------------------------------------------------------------

Principal      S&P/Moody's
Amount         Ratings                                                      Value
                               U.S. GOVERNMENT AND AGENCY
                               OBLIGATIONS - 42.2%
 $ 300,000                     Federal Home Loan Bank, 7.08%, 11/5/04     $293,529
   300,000                     Federal Home Loan Mortgage Corp.,
                               6.22%, 6/24/08                              275,145
    58,630                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1132I, 8.0%, 5/15/06            58,507
    49,352                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1181H, 7.0% 7/15/06             49,193
   350,049                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1145G, 8.0%, 9/15/06           351,121
    84,363                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1564J, 6.5%, 7/15/08            82,200
   500,000                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1848PB, 7.0%, 2/15/20          494,500
   157,073                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1206H, 7.0%, 3/15/21           155,072
   409,556                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1987PM, 6.5%, 10/15/21         401,713
    36,358                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 1590K, 6.5%, 10/15/23           36,252
   518,305                     Federal Home Loan Mortgage Corp.,
                               REMIC Series 2043G, 6.5%, 4/15/28           490,249
   397,872                     Federal National Mortgage Association,
                               7.5%, 4/1/30                                386,357
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.63%, 6/5/01             498,170
   300,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.52%, 9/5/02             294,396
   500,000                     Federal National Mortgage Association,
                               Medium Term Note, 6.625%, 11/27/02          490,535
   350,000                     Federal National Mortgage Association,
                               Medium Term Note, 5.9%, 6/19/03             335,479
   258,583                     Federal National Mortgage Association,
                               REMIC Series 1992-145, 7.15%, 7/25/03       255,648
   500,000                     Federal National Mortgage Association,
                               REMIC Series 1999-W5, 6.115%, 11/15/05      459,063

12    The accompanying notes are an integral part of these financial statements.

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Principal      S&P/Moody's
Amount         Ratings                                                       Value
                               U.S. Government and Agency
                               Obligations - (continued)
$ 302,837                      Federal National Mortgage Association,
                               REMIC Series 1995-23D, 7.0%, 10/25/07      $ 295,421
  478,504                      Federal National Mortgage Association,
                               REMIC Series 1993-129KB, 6.5%, 4/25/08       463,800
  428,558                      Federal National Mortgage Association,
                               REMIC Series 1993-30PG, 6.65%, 9/25/17       425,747
   60,269                      Federal National Mortgage Association,
                               REMIC Series 1988-26C, 7.5%, 7/25/18          60,062
   97,518                      Federal National Mortgage Association,
                               REMIC Series 1993-17PE, 6.75%, 6/25/19        96,993
  609,525                      Federal National Mortgage Association,
                               REMIC Series 1993-23PJ, 6.7%, 7/25/19        604,277
  589,388                      Federal National Mortgage Association,
                               REMIC Series 1998-50EN, 6.5%, 9/25/28        528,074
  351,866                      Government National Mortgage
                               Association, 7.5%, 2/15/26                   346,500
  282,658                      Government National Mortgage
                               Association, 6.5%,. 2/15/29                  264,503
  986,792                      Government National Mortgage
                               Association, 7.0%, 4/15/29                   947,380
  500,050                      Government National Mortgage
                               Association, 7.5%, 10/15/29                  491,329
  498,883                      Government National Mortgage
                               Association, 7.75%, 2/15/30                  495,071
  500,050                      Government National Mortgage
                               Association, 8.0%, 2/15/30                   501,290
  430,779                      Government National Mortgage
                               Association, REMIC Series 1998-24A,
                               6.5%, 11/20/24                               413,828
  466,158                      Government National Mortgage
                               Association II, 7.5%, 3/20/26                456,718
1,462,799                      Government National Mortgage
                               Association II, 7.5%, 8/20/27              1,431,802

The accompanying notes are an integral part of these financial statements.   13

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS 5/31/00 (unaudited)                      (continued)
--------------------------------------------------------------------------------


Principal      S&P/Moody's
Amount         Ratings                                                        Value
                               U.S. Government and Agency
                               Obligations - (continued)
$ 724,470                      Government National Mortgage
                               Association II, 7.5%, 8/20/28              $   708,669
  907,237                      Government National Mortgage
                               Association II, 7.0%, 1/20/29                  867,600
  196,185                      Government National Mortgage
                               Association II, 6.5%, 2/20/29                  182,848
  945,536                      Government National Mortgage
                               Association II, 6.5%, 3/20/29                  881,258
1,000,000                      U.S. Treasury Notes, 6.375%, 9/30/01           994,370
                                                                          -----------
                               Total U.S. Government and Agency
                               Obligations
                               (Cost $17,447,840)                         $16,864,669
                                                                          -----------
                               TOTAL INVESTMENT IN SECURITIES
                               (Cost $41,126,868)                         $39,343,711
                                                                          -----------
                               Commercial Paper - 1.5%
$ 614,000                      Household Finance Corp., 6.74%, 6/1/00     $   614,000
                                                                          -----------
                               TOTAL TEMPORARY CASH INVESTMENT
                               (Cost $614,000)                            $   614,000
                                                                          -----------
                               TOTAL INVESTMENT IN SECURITIES AND
                               TEMPORARY CASH INVESTMENT - 100%
                               (Cost $41,740,868) (a) (b)                 $39,957,711
                                                                          -----------

* Issuer is in default.

(a) At May 31, 2000 the net unrealized loss on investments based on cost for federal income tax purposes of $41,742,958 was as follows:


  Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost         $    12,694
  Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value          (1,797,941)
                                                            -----------
  Net unrealized loss                                       $(1,785,247)
                                                            -----------

(b) At November 30, 1999 the Fund had a net capital loss carryforward of $4,019,115 which will expire between 2000 and 2007 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2000 were as follows:


                                Purchases         Sales
                                 --------        -------
Long-term U.S. Government      $5,158,452      $13,752,022
Other Long-term Securities        367,910        7,991,595

14    The accompanying notes are an integral part of these financial statements.

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
 BALANCE SHEET 5/31/00 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash investment
    of $614,000) (cost $41,740,868)                                          $39,957,711
  Cash                                                                               427
  Receivables -
   Fund shares sold                                                                4,767
   Interest                                                                      543,603
   Due from Pioneer Investment Management, Inc.                                   54,974
  Other                                                                            1,086
                                                                             ------------
    Total assets                                                             $40,562,568
                                                                             ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                                   $    61,511
   Dividends                                                                      32,097
  Due to affiliates                                                               29,324
  Accrued expenses                                                                79,352
                                                                             ------------
    Total liabilities                                                        $   202,284
                                                                             ------------

NET ASSETS:
  Paid-in capital                                                            $47,593,434
  Accumulated undistributed net investment income                                 22,259
  Accumulated net realized loss on investments                                (5,472,252)
  Net unrealized loss on investments                                          (1,783,157)
                                                                             ------------
    Total net assets                                                         $40,360,284
                                                                             ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $33,700,176/9,537,602 shares)                            $      3.53
                                                                             ------------
  Class B (based on $6,469,845/1,832,868 shares)                             $      3.53
                                                                             ------------
  Class Y (based on $190,263/53,946 shares)                                  $      3.53
                                                                             ------------
MAXIMUM OFFERING PRICE:
  Class A                                                                    $      3.62
                                                                             ------------

The accompanying notes are an integral part of these financial statements.   15

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

 For the Six Months Ended 5/31/00

INVESTMENT INCOME:
  Interest                                                                  $  1,743,997
                                                                            ------------
EXPENSES:
  Management fees                                           $124,555
  Transfer agent fees
   Class A                                                    66,373
   Class B                                                    12,989
   Class Y                                                       590
  Distribution fees
   Class A                                                    51,845
   Class B                                                    40,125
  Administrative fees                                         15,793
  Custodian fees                                              11,662
  Registration fees                                           35,920
  Professional fees                                           23,904
  Printing                                                    13,802
  Fees and expenses of nonaffiliated trustees                 12,444
  Miscellaneous                                                5,497
                                                            --------
    Total expenses                                                          $    415,499
    Less management fees waived and
      expenses reimbursed by Pioneer
      Investment Management, Inc.                                               (166,924)
    Less fees paid indirectly                                                     (6,467)
                                                                            ------------
    Net expenses                                                            $    242,108
                                                                            ------------
     Net investment income                                                  $  1,501,889
                                                                            ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                          $ (1,154,476)
  Change in net unrealized loss on investments                                  (108,102)
                                                                            ------------
   Net loss on investments                                                  $ (1,262,578)
                                                                            ------------
   Net increase in net assets resulting from operations                     $    239,311
                                                                            ------------

16    The accompanying notes are an integral part of these financial statements.

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 For the Six Months Ended 5/31/00 and the Year Ended 11/30/99


                                                               Six Months
                                                                 Ended
                                                                5/31/00          Year Ended
                                                              (unaudited)         11/30/99
FROM OPERATIONS:
Net investment income                                      $  1,501,889        $ 3,408,183
Net realized loss on investments                             (1,154,476)          (592,766)
Change in net unrealized gain or loss on investments           (108,102)        (2,082,562)
                                                           ------------        -----------
  Net increase in net assets resulting from operations     $    239,311        $   732,855
                                                           ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.11 and $0.21 per share, respectively)        $ (1,275,671)       $(2,844,985)
  Class B ($0.10 and $0.18 per share, respectively)            (218,940)          (516,835)
  Class Y ($0.11 and $0.23 per share, respectively)             (10,478)           (23,908)
                                                           ------------        -----------
    Total distributions to shareholders                    $ (1,505,089)       $(3,385,728)
                                                           ------------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  8,411,844        $49,295,514
Reinvestment of distributions                                 1,206,354          2,647,588
Cost of shares repurchased                                  (26,182,489)       (50,875,886)
                                                           ------------        -----------
  Net increase (decrease) in net assets resulting
    from fund share transactions                           $(16,564,291)       $ 1,067,216
                                                           ------------        -----------
  Net decrease in net assets                               $(17,830,069)       $(1,585,657)

NET ASSETS:
Beginning of period                                          58,190,353         59,776,010
                                                           ------------        -----------
End of period (including accumulated undistributed
  net investment income of $22,259 and $25,459,
  respectively)                                            $ 40,360,284        $58,190,353
                                                           ------------        -----------


The accompanying notes are an integral part of these financial statements.   17

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 For the Six Months Ended 5/31/00 and the Year Ended 11/30/99


                                   '00 Shares    '00 Amount
                                  (unaudited)    (unaudited)        '99 Shares     '99 Amount
CLASS A
Shares sold                         2,105,256   $  7,495,318         10,232,153   $38,074,896
Reinvestment of distributions         296,481      1,056,394            621,135     2,294,085
Less shares repurchased            (6,064,204)   (21,589,601)       (10,637,046)  (39,466,164)
                                   ----------   ------------        -----------   -----------
  Net increase (decrease)          (3,662,467)  $(13,037,889)           216,242   $   902,817
                                   ----------   ------------        -----------   -----------
CLASS B
Shares sold                           251,508   $    901,856          3,002,539   $11,109,190
Reinvestment of distributions          39,156        139,519             89,263       329,597
Less shares repurchased            (1,224,772)    (4,374,318)        (3,041,290)  (11,242,752)
                                   ----------   ------------        -----------   -----------
  Net increase (decrease)            (934,108)  $ (3,332,943)            50,512   $   196,035
                                   ----------   ------------        -----------   -----------
CLASS Y
Shares sold                             4,091   $     14,670             29,860   $   111,428
Reinvestment of distributions           2,927         10,441              6,463        23,906
Less shares repurchased               (60,998)      (218,570)           (44,458)     (166,970)
                                   ----------   ------------        -----------   -----------
  Net decrease                        (53,980)  $   (193,459)            (8,135)  $   (31,636)
                                   ----------   ------------        -----------   -----------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/00
--------------------------------------------------------------------------------

                                                           Six Months
                                                             Ended
                                                            5/31/00      Year Ended
                                                          (unaudited)     11/30/99
CLASS A
Net asset value, beginning of period                       $  3.62        $ 3.78
                                                           -------        ------
Increase (decrease) from investment operations:
  Net investment income                                    $  0.11        $ 0.21
  Net realized and unrealized gain (loss) on investments     (0.09)        (0.16)
                                                           ---------      -------
   Net increase from investment operations                 $  0.02        $ 0.05
Distributions to shareholders:
 Net investment income                                       (0.11)        (0.21)
                                                           ---------      -------
Net increase (decrease) in net asset value                 $ (0.09)      $ (0.16)
                                                           ---------      -------
Net asset value, end of period                             $  3.53        $ 3.62
                                                           ---------      -------
Total return*                                                 0.56%         1.47%
Ratio of net expenses to average net assets+                  0.88%**       0.88%
Ratio of net investment income to average net assets+         6.13%**       5.75%
Portfolio turnover rate                                         23%**         86%
Net assets, end of period (in thousands)                   $33,700       $47,781
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
   Net expenses                                               1.55%**       1.31%
   Net investment income                                      5.46%**       5.32%
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for fees
  paid indirectly:
   Net expenses                                               0.85%**       0.85%
   Net investment income                                      6.16%**       5.78%


                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            11/30/98     11/30/97     11/30/96     11/30/95
CLASS A
Net asset value, beginning of period                        $ 3.77       $  3.79      $ 3.84       $ 3.75
                                                            ------       ------       ------       ------
Increase (decrease) from investment operations:
 Net investment income                                      $ 0.22       $  0.21      $ 0.24       $ 0.25
 Net realized and unrealized gain (loss) on investments       0.01             -       (0.05)        0.10
                                                            ------       -------      -------      ------
   Net increase from investment operations                  $ 0.23       $  0.21      $ 0.19       $ 0.35
Distributions to shareholders:
 Net investment income                                       (0.22)       (0.23)       (0.24)       (0.26)
                                                            -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ 0.01       $ (0.02)     $ (0.05)     $ 0.09
                                                            -------      -------      -------      -------
Net asset value, end of period                              $ 3.78       $  3.77      $ 3.79       $ 3.84
                                                            -------      -------      -------      -------
Total return*                                                 6.28%         5.64%       5.20%        9.64%
Ratio of net expenses to average net assets+                  0.85%         0.87%       0.87%        0.86%
Ratio of net investment income to average net assets+         5.78%         6.10%       6.25%        6.43%
Portfolio turnover rate                                         70%           31%         65%         110%
Net assets, end of period (in thousands)                   $49,072       $42,058     $54,637      $53,860
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                1.30%         1.44%       1.33%        1.38%
  Net investment income                                       5.33%         5.53%       5.79%        5.92%
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for fees
  paid indirectly:
  Net expenses                                                0.85%         0.85%       0.85%        0.85%
  Net investment income                                       5.78%         6.12%       6.27%        6.44%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.


 The accompanying notes are an integral part of these financial statements.   19

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 5/31/00
--------------------------------------------------------------------------------

                                                            Six Months
                                                              Ended
                                                             5/31/00     Year Ended
                                                           (unaudited)    11/30/99
CLASS B
Net asset value, beginning of period                       $  3.62        $ 3.78
                                                           -------        ------
Increase (decrease) from investment operations:
 Net investment income                                     $  0.10        $ 0.18
 Net realized and unrealized gain (loss) on investments      (0.09)       (0.16)
                                                           ---------      -------
   Net increase from investment operations                 $  0.01        $ 0.02
Distributions to shareholders:
 Net investment income                                       (0.10)       (0.18)
 In excess of net investment income                              -             -
                                                           ---------      -------
Net increase (decrease) in net asset value                 $ (0.09)      $ (0.16)
                                                           ---------      -------
Net asset value, end of period                             $  3.53        $ 3.62
                                                           ---------      -------
Total return*                                                 0.21%         0.64%
Ratio of net expenses to average net assets+                  1.64%**       1.62%
Ratio of net investment income to average net assets+         5.38%**       5.04%
Portfolio turnover rate                                         23%**         86%
Net assets, end of period (in thousands)                   $ 6,470       $10,018
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                2.31%**       2.05%
  Net investment income                                       4.71%**       4.61%
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for fees
  paid indirectly:
  Net expenses                                                1.62%**       1.61%
  Net investment income                                       5.40%**       5.05%


                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            11/30/98     11/30/97     11/30/96     11/30/95
CLASS B
Net asset value, beginning of period                        $ 3.76       $  3.79      $ 3.85       $ 3.75
                                                            ------       ------       ------       ------
Increase (decrease) from investment operations:
 Net investment income                                      $ 0.19       $  0.20      $ 0.21       $ 0.22
 Net realized and unrealized gain (loss) on investments       0.01         (0.03)      (0.05)        0.11
                                                            ------       -------      -------      ------
   Net increase from investment operations                  $ 0.20       $  0.17      $ 0.16       $ 0.33
Distributions to shareholders:
 Net investment income                                       (0.18)        (0.20)      (0.21)       (0.23)
 In excess of net investment income                               -            -       (0.01)           -
                                                            -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ 0.02       $ (0.03)    $ (0.06)      $ 0.10
                                                            -------      -------      -------      -------
Net asset value, end of period                              $ 3.78       $  3.76      $ 3.79       $ 3.85
                                                            -------      -------      -------      -------
Total return*                                                 5.49%         4.60%       4.37%        8.93%
Ratio of net expenses to average net assets+                  1.63%         1.67%       1.69%        1.63%
Ratio of net investment income to average net assets+         5.00%         5.29%       5.40%        5.61%
Portfolio turnover rate                                         70%           31%         65%         110%
Net assets, end of period (in thousands)                   $10,264       $ 5,187      $4,969      $ 2,924
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                1.99%         2.25%       2.15%        2.17%
  Net investment income                                       4.64%         4.71%       4.94%        5.08%
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for fees
  paid indirectly:
  Net expenses                                                1.62%         1.66%       1.67%        1.60%
  Net investment income                                       5.01%         5.30%       5.42%        5.64%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

20    The accompanying notes are an integral part of these financial statements.

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS 5/31/00
--------------------------------------------------------------------------------


                                          Six Months
                                            Ended
                                            5/31/00       Year Ended      4/9/98 to
CLASS Y                                   (unaudited)      11/30/99       11/30/98
Net asset value, beginning of period       $ 3.62          $ 3.79         $  3.77
                                           ------          ------         -------
Increase (decrease) from investment
  operations:
  Net investment income                    $ 0.11          $ 0.23         $  0.14
  Net realized and unrealized gain
    (loss) on investments                   (0.09)          (0.17)          0.02
                                           --------        -------        -------
   Net increase from investment
    operations                             $ 0.02          $ 0.06         $  0.16
Distributions to shareholders:
 Net investment income                      (0.11)          (0.23)          (0.14)
                                           --------        -------        --------
Net increase (decrease) in net asset
  value                                    $(0.09)         $(0.17)        $  0.02
                                           --------        -------        --------
Net asset value, end of period             $ 3.53          $ 3.62         $  3.79
                                           --------        -------        --------
Total return*                                0.72%           1.64%           4.35%
Ratio of net expenses to average net
  assets+                                    0.68%**         0.48%           0.55%**
Ratio of net investment income to
  average net assets+                        6.35%**         6.18%           5.99%**
Portfolio turnover rate                        23%**           86%             70%
Net assets, end of period
  (in thousands)                           $  190          $  391         $   440
Ratios assuming no waiver of
  management fees and assumption
  of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                               1.35%**         0.90%           0.74%**
  Net investment income                      5.68%**         5.76%           5.80%**
Ratios assuming waiver of
  management fees and assumption
  of expenses by PIM and reduction
  for fees paid indirectly:
  Net expenses                               0.67%**         0.46%           0.55%**
  Net investment income                      6.36%**         6.20%           5.99%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    21

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/00 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Limited Maturity Bond Fund (The Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with a high level of principal stability.

The Fund offers three classes of shares - Class A, Class B and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A and Class B shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.


A. Security Valuation

  Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.


C. Fund Shares

  The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $1,029 in underwriting commissions on the sale of fund shares during the six months ended May 31, 2000.


D. Class Allocations

  Distribution fees are calculated based on the average daily net assets attributable to Class A and Class B shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class Y shares can bear different transfer agent and distribution fees.

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/00 (unaudited)                 (continued)
--------------------------------------------------------------------------------

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $100 million; 0.45% of the next $200 million; and 0.40% of the excess over $300 million.

PIM has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class Y shares will be reduced only to the extent that such expenses are reduced for Class A shares. PIM's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $15,540 in transfer agent fees payable to PSC at May 31, 2000.


4. Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A and Class B shares (Class A Plan and Class B Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares. Included in due to affiliates is $13,784 in distribution fees payable to PFD at May 31, 2000.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 0.50% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within three years of purchase are subject to a CDSC at

 Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

declining rates beginning at 2.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2000, CDSCs in the amount of $19,174 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 2000 the Fund's expenses were reduced by $6,467 under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 2000, the Fund had no borrowings under this agreement.

Pioneer Limited Maturity Bond Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                             Officers
John F. Cogan, Jr.                   John F. Cogan, Jr., Chairman and President
Mary K. Bush                         David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.              Eric W. Reckard, Treasurer
Margaret B.W. Graham                 Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
United States                         Taxable
Pioneer Growth Shares                 Pioneer America Income Trust
Pioneer Micro-Cap Fund                Pioneer Bond Fund
Pioneer Mid-Cap Fund                  Pioneer High Yield Fund
Pioneer Mid-Cap Value Fund            Pioneer Limited Maturity Bond Fund
Pioneer Science & Technology Fund     Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global                  Money Market Fund
Pioneer Emerging Markets Fund         Pioneer Cash Reserves Fund*
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares


*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match PLan for Employees) - IRA Plan
Businesses with 100 or fewer eligible employees can establish the plan; it resembles the traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.



Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan
Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)
SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan
Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan
Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)
Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


[Pioneer Logo]


 Pioneer Investment Management, Inc.
 60 State Street                                  8536-00-0700
 Boston, Massachusetts 02109            (C) Pioneer Funds Distributor, Inc.
 www.pioneerfunds.com              [Recycle Logo] Printed on Recycled Paper